US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Company Evolution

May 1999

$194mm in Revenue

IPO Raised $35mm

6 Companies Acquired

2 New Markets Entered

$132mm in Revenue Added

8 Companies Acquired

4 New Markets Entered

$80mm in Revenue Added

7 Companies Acquired in
Existing Markets

$100mm in Revenue Added

Acquired 37mm tons of
Aggregates Reserves

$7mm in Revenue Added

1 Company Acquired in
Existing Market

$17mm in Revenue Added

3 Companies Acquired

Aggregate Quarry Acquired
(10mm tons of Reserves)

Approximately $75mm in
Annualized Revenue Added

1999

2000

2001

2002

2003

2004

2005

2006

Inception

2000

2001

2002

1999

2003

2005

Company has shown meaningful growth since IPO

2006

5 Companies Acquired

6 Aggregates Quarries
Acquired (54.2M tons of
reserves)

Approximately $220M in
Annualized Revenue

2006

2007

Michigan JV formed
$30M in Revenue

2 plants in West Texas

2007

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Diversified Operating Footprint

Precast Plant

Block Plant

Aggregates Quarry

Ready-Mixed Plant

Helps Provide Insulation From Local and Regional Economic Conditions

Geographic Distribution

Based on estimated PF revenues for the 12-month period

ended 12/31/06, excluding the effects of the

Pinnacle and Breckenridge acquisitions.

NY

PA

NJ

MD

DE

Santa Rosa

San
Francisco

Sacramento

San Jose

N. Calif

27%

S. CA / AZ

4%

Tenn / N.

Miss  5%

Michigan

11%

Atlantic

19%

Texas/

Okla

34%

Source: Company filings and press releases, excludes Pinnacle Materials assets

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

U.S. Concrete Today

High Quality Asset Base

150 fixed and 9 portable ready-mixed concrete plants

9 precast concrete plants

3 concrete block plants

8 aggregates facilities with approximately 88 million tons of proven reserves

Approximately 1,500 mixer trucks

Operations in 11 states and the District of Columbia

Approximately 3,150 employees led by a highly experienced management team

Operate in more markets than many vertically integrated concrete producers

Our scale and scope leaves us well positioned to capitalize on future growth opportunities

US CONCRETE

Revenue
CAGR = 12.7%

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

US Concrete Consolidated

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

2006 Highlights

Revenues of $790 million, up 37%

EBITDA of $75.6 million, $24 million higher than 2005

Ready-mixed concrete pricing increased 11%

Ready-mixed concrete volumes up 38%

Western precast and other concrete products up 18%

EPS was $0.50, 16% higher than 2005 (excluding goodwill impairment)

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

2006 Highlights

Completed the following acquisitions during 2006 which resulted in our revenues, net income and EBITDA exceeding 2005 by a significant margin:

Kurtz Sand & Gravel (Michigan)

Pre-Cast Mfg. (Phoenix)

Olson Precast Plant (Lathrop, California)

Alberta Investments (Dallas and West Texas)

Aggregate operations of Pinnacle Materials (New Jersey)

Breckenridge Ready Mix (West Texas)

Significantly increased aggregate position, proven reserves at 88 million tons

Restructured balance sheet with $90 million follow-on common stock offering and $85 million high yield note offering

Increased flexibility of ABL facility and upsized facility from $105 million to $150 million

2Q07 Highlights

Ready-mixed average selling price, 3.9% above 2Q06, 8% above last year on same-store-sales basis.

Ready-mixed volume 15.9% above 2Q06 (275,000 cubic yards).  Excluding acquired plant volumes, volumes were 11.6% below 2Q06.  Residential construction deterioration in major markets and Texas weather conditions major contributors.  Michigan region flat comparatively.

Western Precast revenue 11.9% below 2Q06.

Material spread was 44.8%, 1.5 percentage points above 2Q06, which was 43.3%.

2Q07 EBITDA was $26.8 million (margin 12.0%), 2Q06 was $20.1 million (margin
10.7%).

2Q07 Highlights

2Q07 EPS was $0.18 compared to $0.19 2Q06.

Year to date cash capital expenditures $11.9 million, net, $6.1 million lower than 1H06.

Year to date free cash flow was ($14.3) million compared with ($16.0) million in 2H06 reflecting lower net capital expenditures ($6.1 million).

Cash at June 30, 2007 was $8.0 million.

During 2Q07, closed Michigan Joint Venture and related financing and
Transit Mix acquisition.

Summary Operating Results

(in thousands, except statistics)

2Q07

2007

2006

Variance

Revenue:

  Ready-Mix concrete and concrete-related products

$208,855

$168,809

$40,046

  Western Precast concrete

18,130

20,579

(2,449)

  Intersegment sales

(3,752)

(625)

(3,127)

Total Revenue

223,233

188,763

34,470

EBITDA

26,324

20,145

6,179

Ready Mix Statistics:

   Average selling price

90.89

$

87.50

$

3.9%

   Sales Volume

2,005

1,730

15.9%

   Material Spread %

44.7%

43.3%

Three Months Ended June 30,

Company Ready Mix Average Selling Prices

% Change

2Q07

2Q06

4Q06

2Q07 vs 2Q06

2Q07 vs 4Q06

DFW

76.84

$

70.14

$

67.21

$

9.6%

14.3%

West Texas

78.14

$

77.25

$

76.22

$

1.2%

2.5%

New Jersey

111.26

$

106.65

$

112.41

$

4.3%

-1.0%

Northern California

116.29

$

104.17

$

111.43

$

11.6%

4.4%

Michigan

79.03

$

76.78

$

79.76

$

2.9%

-0.9%

US CONCRETE

USC Consolidated 2006
($ in millions)
$250
$200
$150
$100
$50
$0
13%
42%
44%
1%
14%
40%
45%
15%
5%
50%
30%
4%
5%
47%
44%
Eastern
Michigan
Central
Redi-mix
Residential
Commercial and industrial
Street & highway
Other public works

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

US CONCRETE

USC Consolidated
($ in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
1Q06
1Q07
2Q06
2Q07
YTD 2006
YTD 2007
42%
45%
6%
6%
45%
44%
5%
6%
48%
40%
5%
7%
41%
43%
9%
7%
47%
42%
6%
5%
42%
44%
9%
6%
Residential
Commercial and industrial
Street & highway
Other public works

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

Eastern
($ in millions)
$50
$40
$30
$20
$10
$0
10%
57%
33%
10%
51%
37%
12%
40%
48%
13%
40%
45%
11%
52%
36%
12%
47%
39%
1Q06
1Q07
2Q06
2Q07
YTD 2006
YTD 2007
Residential
Commercial and industrial
Street & highway
Other public works

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

US CONCRETE

Michigan
($ in millions)
$40
$30
$20
$10
$0
1Q06
1Q07
2Q06
2Q07
YTD 2006
YTD 2007
51%
42%
5%
2%
45%
45%
6%
3%
46%
38%
15%
2%
29%
47%
21%
3%
47%
40%
11%
2%
30%
49%
18%
4%
Residential
Commercial and industrial
Street & highway
Other public works

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

Central
($ in millions)
$100
$80
$60
$40
$20
$0
24%
5%
40%
31%
14%
6%
52%
28%
26%
4%
41%
29%
15%
8%
52%
25%
27%
4%
40%
29%
16%
7%
51%
26%
1Q06
1Q07
2Q06
2Q07
YTD 2006
YTD 2007
Residential
Commercial and industrial
Street & highway
Other public works

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

US CONCRETE

Redi-mix
($ in millions)
$120
$100
$80
$60
$40
$20
$0
1Q06
1Q07
2Q06
2Q07
YTD 2006
YTD 2007
45%
46%
5%
6%
36%
55%
5%
6%
45%
46%
5%
7%
36%
55%
5%
7%
45%
46%
5%
5%
36%
55%
5%
6%
Residential
Commercial and industrial
Street & highway
Other public works

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Statement of Cash Flows

(in thousands)

2007

2006

2007

2006

Net income (loss)

6,824

$

7,202

$

1,095

$

4,501

$

DD&A

7,895

4,496

15,113

8,672

Debt issue cost amort.

384

325

764

651

Gain on sale of property and equipment

40

(2)

44

(462)

Deferred Income taxes

4,107

2,790

209

3,432

Provision for doubtful accounts

365

147

671

331

Stock-based compensation

699

744

1,335

1,350

Excess tax benefits from stock based compensation

(85)

(100)

(139)

(1,205)

Equity in minority interest

359

-

359

-

Changes in operating assets and liabilities

(22,006)

(14,179)

(21,841)

(15,202)

     Net cash provided (used) by operations

(1,418)

1,423

(2,390)

2,068

Investing Activities:

Capital expenditures, net

(4,526)

(13,685)

(11,900)

(18,027)

Acquisitions

(5,285)

(23,289)

(5,285)

(23,289)

Other investing

-

-

(174)

425

     Net cash used by investing activities

(9,811)

(36,974)

(17,359)

(40,891)

Financing Activities:

Borrowings, net

10,339

-

20,439

-

Repayments of capital leases and notes payable

(1,286)

(304)

(2,215)

(1,035)

Proceeds from issuance of common stock

-

-

-

84,812

Proceeds from issuance of common stock under comp plans

1,096

749

1,466

4,379

Debt issuance costs

(32)

(666)

(186)

(666)

Excess tax benefits from stock based compensation

85

100

139

1,205

Purchase of treasury shares

(491)

(646)

(716)

(666)

     Net cash provided by financing activities

9,711

(767)

18,927

88,029

Net Increase (Decrease) in Cash

(1,518)

(36,318)

(822)

(7,932)

Cash at beginning of period

9,501

109,178

8,804

39,707

Cash at end of period.

7,983

$

72,860

$

7,982

$

31,775

$

Six Months Ended,

June 30,

June 30,

Three Months Ended,

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Condensed Consolidated Balance Sheet

(in thousands)

June

3

0

,

December 31,

200

7

200

6

(unaudited)

(

audited)

ASSETS

Cash

$

7,983

$

8,804

Other c

urrent assets

1

94,

36

6

1

6

2,

318

Property, plant and equipment, net

2

8

1,882

281,021

Goodwill, net

2

6

4,078

251,499

Other assets

12,19

1

1

3

,004

Total assets

$

7

60,

5

00

$

716,646

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities

$

111,

6

2

3

$

106,435

Long

-

term debt, net of current maturities

3

14,79

3

2

99,528

Other long

-

term liabilities

45,485

41,106

Minority int

erest

15,852

-

Stockholders’ equity

272,74

7

269,577

Total liabilities and stockholders’ equity

$

7

60,

5

00

$

716,646

Leverage Profile

(in thousands except where otherwise indicated)

June 30,                December 31,

    2007                       2006

Cash and Cash Equivalents

$

7,983

$

8,804

Total Debt

3

21,723

303,292

Net

Debt

3

1

3,740

294,488

Stockholders’ Equity

272,747

269,577

LTM EBITDA

84,691

78,786

LTM Fixed Charges

28,112

21,337

Total Debt to LTM EBITD

A

3.8

x

3.8

x

Net Debt to LTM EBITDA

3.7

x

3.7

x

Fixed charge coverage

3.0x

3.7

x

Debt to Capital

54.1

%

52.

9

%

Weighted Average Cost of Debt

8.

31

%

8.39

%

Available borrowing capacity

–

USC

(in millions)

$

76.7

$

67.6

Available borrowing c

apacity

–

Michigan

(in millions)

$

8

.0

U.S. CONCRETE, INC.
ADDITIONAL STATISTICS
(In thousands, unless otherwise noted; unaudited)

We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for (1) presentations of our EBITDA, EBITDA margin, Net Debt and Free Cash Flow for the three months ended March 31, 2007 and the six months ended June 30, 2007 and (2) corresponding reconciliations to GAAP financial measures for the three months ended March 31, 2007 and the six months ended June 30, 2007. We have also included in the table below certain Ready-Mixed Concrete Statistics for the three months ended March 31, 2007 and the six months ended June 30, 2007.

We define EBITDA as our net income (loss) plus the provision (benefit) for income taxes, net interest expense and noncash goodwill impairments, depreciation, depletion and amortization. We define EBITDA margin as the amount determined by dividing EBITDA by total sales. We have included EBITDA and EBITDA margin in the accompanying tables because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use EBITDA to monitor and compare the financial performance of our operations. EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of EBITDA may not be comparable to similarly titled measures other companies report.

We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. We define Net Debt as total debt, including current maturities and capital lease obligations, minus cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

U.S. Concrete, Inc. and Subsidaries
Reconciliation of Net Income (Loss) to EBITDA

(amounts in thousands)
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007
Net Income (Loss)	$(5,729)	$6,824	$11,224	$(23,817)
Cumulative Effect of Change in Accounting Principle	-	-	-	-
Income (Loss) before Cumulative Effect of Change in
Accounting Principle	(5,729)	6,824	11,224	(23,817)
Addback:
Interest Expense, net	6,867	7,186	6,848	6,996
Loss on Early Extinguishment of Debt	-	-	-	-
Income Tax Provision (Benefit)	(3,844)	4,938	6,828	(8,999)
Asset and Goodwill Impairments	-	-	-	38,964
Depreciation, Depletion, and Amortization Expense	7,218	7,861	6,890	6,761

EBITDA	$4,512	$26,809	$31,790	$19,905

Non-GAAP Adjustments:
Inventory correction	-	-	-	-
Adjusted EBITDA	4,512	26,809	31,790	19,905

EBITDA margin	2.7%	12.0%	18.5%	9.5%

U.S. Concrete, Inc. and Subsidaries
Reconciliation of Net Cash Provided (Used) by Operating Activities to Free Cash Flow
(unaudited)
(amounts in thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007
Net Cash Provided (Used) by Operating Activities	$(972)	$(1,418)	$22,367	$19,874

Purchases of property, plant and equipment	(7,624)	(6,440)	(18,411)	(9,456)
Proceeds from disposals of property, plant and equipment	250	1,914	424	1,111

Free Cash Flow	$(8,346)	$(5,944)	$4,380	$11,529

U.S. Concrete, Inc. and Subsidiaries
Net Debt to Total Capitalization

(amounts in millions)

	12/31/2002	12/31/2003	12/31/2004	12/31/2005	12/31/2006	3/31/2007	6/30/2007

Total Debt Outstanding, including current maturities	$162	$155	$201	$202	$303	$313	$322
Less: Cash and cash equivalents	(5)	(7)	(40)	(24)	(9)	(10)	(8)
Net Debt	$157	$148	$161	$178	$294	$303	$314

Shareholders’ Equity	$162	$177	$169	$185	$270	$265	$273

Total Capitalization	$324	$332	$370	$387	$573	$578	$595

Net Debt / Total Capitalization	48%	45%	44%	46%	51%	52%	53%